EXHIBIT 10.2.4

                              THIRD AMENDMENT TO
                               THE PALMETTO BANK
                          EMPLOYEE STOCK OWNERSHIP PLAN




         On the 12th day of April, 1994, The Palmetto Bank amended and restated The Palmetto Bank Employee Stock Ownership Plan (the "Plan"), effective January 1, 1989.

         WHEREAS, it is necessary to amend the Plan to clarify the wording, to conform the wording to the operation of the Plan and to correct a scrivener's error.

         NOW, THEREFORE, BE IT RESOLVED, that:

         (1) For all Plan Years beginning on or after January 1, 1989, Section 4.3(b), paragraph 2, shall be deleted in its entirety and replaced with the following:

                           Only  Participants  who are actively  employed on the
                  last day of the Plan Year and who have completed a Year of Service during the Plan Year shall be eligible to share in the discretionary contribution for the year.

         (2) For all Plan Years after January 1, 1989, the following shall be added to the end of Section 4.3(d), paragraph one:

                           Notwithstanding     the     foregoing,     Terminated
                  Participants' non-vested account balances shall be forfeited prior to the allocation of earnings or losses.

         (3) (A) FOR PLAN YEARS ENDED DECEMBER 31, 1989 THROUGH DECEMBER 31, 1993 ONLY, the last paragraph of Section 7.4(A) shall be deleted in its entirety and replaced with the following:

                           For  purposes of this  Section 7.4, if the value of a
                  Terminated Participant's Vested benefit is zero, such Terminated Participant shall have so much of his account as is not vested or is not attributable to his voluntary contributions, maintained in his account in a "forfeitable status," and such amounts shall receive earnings and loss allocations pursuant to Section 6.2 until it is redistributed pursuant to this Section. No part of such Member's account shall be forfeited prior to the time he has Five (5) consecutive One Year Breaks in Service. If the Terminated Participant does not return before he has Five (5) consecutive One Year Breaks in Service, his account shall be closed and his "forfeitable" amount, plus earnings and loss allocations, shall be forfeited and reallocated pursuant to Section 4.3.



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                  (B) FOR PLAN YEARS COMMENCING ON OR AFTER JANUARY 1, 1994, the
                  last paragraph of Section 7.4(a), as stated in the April 12, 1994 Plan, shall be effective.

                  Dated as of the 1st day of January, 1989.

                                                     EMPLOYER:
                                                     THE PALMETTO BANK

                                                     By: /s/ Leon Patterson
                                                        Its:

                                                     PARTICIPATING EMPLOYER:
                                                     PALMETTO CAPITAL, INC.

                                                     By: /s/ Paul W. Stringer
                                                        Its:

                                                     TRUSTEE:
                                                     THE PALMETTO BANK

                                                     By: /s/ James M. Shoemaker
                                                        Its:










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